                                                                   Exhibit 3-200
--------------------------------------------------------------------------------

Microfilm Number______________              Filed with the Department of State on JAN 27 1994

Entry Number  2564620
                                                        /s/ [graphic of signature]
                                                     --------------------------------
                                                       Secretary of the Commonwealth

                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF


                           LIFE SUPPORT MEDICAL, INC.
                    ---------------------------------------
                              Name of Corporation
                     A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

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

|XX| Business-stock (15 Pa.C.S. ss. 1306)                  |_|  Management (15 Pa.C.S. ss. 2702)

|_|  Business-nonstock (15 Pa.C.S. ss. 2102)               |_|  Professional (15 Pa.C.S. ss. 2903)

|_|  Business-statutory close (15 Pa.C.S. ss. 2303)        |_|  Insurance (15 Pa.C.S. ss. 3101)

                     |_|  Cooperative (15 Pa.C.S. ss. 7102)
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              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1.   The name of the corporation is Life Support Medical Inc.

     ___________________________________________________________________________

2. The (a) address of the corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  5601 Chestnut Street Philadelphia PA  19139    Philadelphia
          ----------------------------------------------------------------------
          Number and Street    City       State  Zip        County

     (b) c/o: __________________________________________________________________
              Name of Commercial Registered Office Provider          County

     For a corporation represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 1,000 (no par value) (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is;

     Name                             Address

     Mary L. Nippell                   Mesirov Gelmen, et als
                                      1735 Market Street
                                      Philadelphia, PA 19103

6.   The specific effective date, if any, is: __________________________________
                                               month  day   year   hour, if any

[graphic omitted]

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. 77a et seq.)

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:_____

10. In all elections for Director each shareholder entitled to vote shall be entitled to only vote for each share held, it being intended hereby to deny to shareholders the right of cumulative voting in the election of Directors.

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 27th day of January, 1994.

/s/ Mary L. Nippell                            /s/
---------------------------------              ---------------------------------
         (Signature)                                   (Signature)
Mary L. Nippell

                                   -----------
                                   2002027-350
                       PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

 Entity Number                 Decennial Report of
[NUMBER GRAPHIC]         Association Continued Existence
                              (54 Pa.C.S. ss. 503)


Name
CT Corporation                                      Document will be returned
Address                                             to the name and address
__________________________________________          you enter to the left.
City         State            Zip Code              [graphic omitted]
__________________________________________


Fee: $52
                                 Filed in the Department of State on JAN 02 2002

                                 /s/ [graphic of signature]
                                 ---------------------------------
                                 Secretary of the Commonwealth



   In compliance with the requirements of 54 Pa.C.S. ss. 503 (relating to decennial filings required) the undersigned association hereby states that:

     1.   The name of the association to which this report relates is:

          Life Support Medical, Inc.


     2 The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a) Number and Street        City        State    Zip    County
              101 E. State Street   Kennett Square   PA    19348   Chester

          (b) Name of Commercial Registered Office Provider            County
              __________________________________________________________________

     3. The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

     4.   The association continues to exist.

          2002 JAN-2 PM 1:36
          PA. DEPT. OF STATE

                                   -----------
                                   2002027-351
DSCB:54-503-2

                                        IN TESTIMONY WHEREOF, the undersigned
                                        association has caused this Decennial
                                        Report of Association Continued
                                        Existence to be signed by a duly
                                        authorized officer this
                                        ________ day of _______, _______

                                        Life Support Medical, Inc.
                                        ----------------------------------------
                                                  Name of Association

                                        /s/ [graphic of signature]
                                        ----------------------------------------
                                                       Signature

                                        Sr. VP, General Counsel & Seceratary
                                        ----------------------------------------
                                                         Title